Exhibit 99.A




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                                                                   AIRPLANES Group
                                                            Report to Certificateholders

Payment Date: 15 April, 1999.
Calculation Date: 09  April, 1999.                     All numbers in US$ unless otherwise stated
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Balance on
                                                            Prior Balance        Deposits         Withdrawals      Calculation Date
     -------------------------------------------------------------------------------------------------------------------------------
                                                              9-Mar-99                                                 9-Apr-99

     Lessee Funded Account                                           0.00            0.00              (0.00)                   0.00
     Expense Account (note ii)                               2,538,543.85   12,485,087.36     (10,459,125.75)           4,564,505.46
     Collection Account (note iii)                         211,467,595.53   50,956,419.17     (39,918,874.53)         222,505,140.17
     -------------------------------------------------------------------------------------------------------------------------------
      -  Miscellaneous Reserve                              40,000,000.00                                              40,000,000.00
      -  Maintenance Reserve                                80,000,000.00                                              80,000,000.00
      -  Security Deposit                                   50,307,232.00                                              51,548,721.00
      -  Other Collections (net of interim withdrawals)     41,160,363.53                                              50,956,419.17
     -------------------------------------------------------------------------------------------------------------------------------
     Total                                                 214,006,139.38   63,441,506.53     (50,378,000.28)         227,069,645.63
     -------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
     ---------------------------------------------------------------------------
     Balance on preceding Calculation Date (Mar 09,1999)    2,538,543.85
     Transfer from Collection Account (previous
       Payment Date)                                       12,461,456.15
     Transfer from Collection Account (interim deposit)             0.00
     Interest Earned during period                              23,631.21
     Payments during period between prior Calculation
      Date and the relevant Calculation Date:
      - Payments on previous Payment Date                   (2,344,161.22)
      - Other payments                                      (8,114,964.53)
                                                          ----------------
     Balance on relevant Calculation Date (April 09, 1999)   4,564,505.46
     ---------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
     ---------------------------------------------------------------------------
     Balance on preceding Calculation Date (Mar 09,1999)   211,467,595.53
     Collections during period                              50,949,525.28
     Swap receipts (previous Payment Date                        6,893.89
     Transfer to Expense Account (previous Payment Date) (12,461,456.15) Transfer to Expense Account (interim withdrawal)
     Net transfer to Lessee Funded Accounts
     Aggregate Certificate Payments (previous Payment
       Date)                                               (26,253,196.83)
     Swap payments (previous Payment Date)                  (1,204,221.55)
                                                          ----------------
     Balance on relevant Calculation Date (April 09, 1999) 222,505,140.17
     ---------------------------------------------------------------------------
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(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

     ===============================================================================================================================
            ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS                         NOTE:

       Priority of Payments                                                        Collections includes Proceeds from sale of two
         (i) Required Expense Amount                              15,000,000.00    B737-200A.
        (ii) a) Class A Interest                                   9,970,096.67
                                                                                ====================================================
             b) Swap Payments                                      1,048,639.47
       (iii) First Collection Account Top-up                     120,000,000.00
        (iv) Minimum Hedge Payment                                         0.00
         (v) Class A Minimum Principal                                     0.00
        (vi) Class B Interest                                      1,533,540.53
       (vii) Class B Minimum Principal                             2,045,398.21
      (viii) Class C Interest                                      2,489,315.63
        (ix) Class D Interest                                      3,625,000.00
         (x) Second Collection Account Top-up                     50,648,709.00
        (xi) Class A Principal Adjustment Amount                  20,708,946.12
       (xii) Class C Scheduled Principal                                   0.00
      (xiii) Class D Scheduled Principal                                   0.00
       (xiv) Modification Payments                                         0.00
        (xv) Soft Bullet Note Step-up Interest                             0.00
       (xvi) Class E Minimum Interest                                      0.00
      (xvii) Supplemental Hedge Payment                                    0.00
     (xviii) Class B Supplemental Principal                                0.00
       (xix) Class A Supplemental Principal                                0.00
        (xx) Class D Outstanding Principal                                 0.00
       (xxi) Class C Outstanding Principal                                 0.00
      (xxii) Class E Supplemental Interest                                 0.00
     (xxiii) Class B Outstanding Principal                                 0.00
      (xxiv) Class A Outstanding Principal                                 0.00
       (xxv) Class E Accrued Unpaid Interest                               0.00
      (xxvi) Class E Outstanding Principal                                 0.00
     (xxvii) Charitable Trust                                              0.00
                                                               -----------------
     Total Payments with respect to Payment Date                  227,069,645.63
           Less Collection Account Top-Ups ((iii) and (x)above)  (170,648,709.00)
                                                               =================
                                                                  56,420,936.63
                                                               =================

     ===========================================================================

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(iv) PAYMENT ON THE CERTIFICATES

     -------------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                         A-4              A-6              A-7             A-8         Class B
          --------------------------
          Applicable LIBOR                              4.93875%         4.93875%         4.93875%        4.93875%        4.93875%
          Applicable Margin                             0.62000%         0.34000%         0.26000%        0.37500%        0.75000%
          Applicable Interest Rate                      5.55875%         5.27875%         5.19875%        5.31375%        5.68875%
          Interest Amount Payable                     957,340.28     3,347,560.21     2,462,185.76    3,203,010.42    1,533,540.53
          Step Up Interest Amount                           0.00             0.00             0.00            0.00            0.00

          Opening Principal Balance               200,000,000.00   736,441,254.96   550,000,000.00  700,000,000.00  313,053,970.91
          Minimum Principal Payment Amount                  0.00             0.00             0.00            0.00    2,045,398.21
          Adjusted Principal Payment Amount                 0.00    20,708,946.12             0.00            0.00            0.00
          Supplemental Principal Payment Amount             0.00             0.00             0.00            0.00            0.00
          Total Principal Distribution Amount               0.00    20,708,946.12             0.00            0.00    2,045,398.21
          Redemption Amount
           - amount allocable to principal                  0.00             0.00             0.00            0.00            0.00
           - premium allocable to premium                   0.00             0.00             0.00            0.00            0.00
                                                 -----------------------------------------------------------------------------------
          Outstanding Principal Balance
            (April 15,1999)                       200,000,000.00   715,732,308.84   550,000,000.00  700,000,000.00  311,008,572.70
     -------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                        Class C          Class D
          Applicable Interest Rate                       8.1500%         10.8750%
          Interest Amount Payable                   2,489,315.63     3,625,000.00

          Opening Principal Balance               366,525,000.00   400,000,000.00
          Scheduled Principal Payment Amount                0.00             0.00
          Redemption Amount
           - amount allocable to principal                  0.00             0.00
           - amount allocable to premium                    0.00             0.00
          Actual Pool Factor                           0.9774000        1.0000000
                                                 --------------------------------
          Outstanding Principal Balance
            (April 15,1999)                       366,525,000.00   400,000,000.00
     ----------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                       n/a              n/a
       in the event of a partial redemption

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(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
     -------------------------------------------------------------------------------------------------------------------------------
                                                   A-4              A-6              A-7                A-8           Class B
     Applicable LIBOR                         4.92625%         4.92625%         4.92625%           4.92625%          4.92625%
     Applicable Margin                        0.62000%         0.34000%         0.26000%           0.37500%          0.75000%
     Applicable Interest Rate                 5.54625%         5.26625%         5.18625%           5.30125%          5.67625%
     -------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance Certificates)
     -------------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES
                                                  A-4              A-6               A-7                A-8           Class B

     Opening Principal Amount                2,000.00         7,364.41          5,500.00           7,000.00          3,130.54
     Total Principal Payments                    0.00           207.09              0.00               0.00             20.45
                                          ------------------------------------------------------------------------------------------
     Closing Outstanding Principal Balance   2,000.00         7,157.32          5,500.00           7,000.00          3,110.09

     Total Interest                              9.57            33.48             24.62              32.03             15.34
     Total Premium                               0.00             0.00              0.00               0.00              0.00
     -------------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES
                                              Class C         Class D

     Opening Principal Amount                3,665.25        4,000.00
     Total Principal Payments                    0.00            0.00
                                          ---------------------------
     Outstanding Principal Balance           3,665.25        4,000.00

     Total Interest                             24.89           36.25
     Total Premium                               0.00            0.00
---------------------------------------------------------------------
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